[LOGO] First Security Benefit Life         ELITEDESIGNS(R) DOLLAR COST AVERAGING
       Insurance and Annuity Company
       of New York

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

       [ ] Monthly  [ ] Quarterly   [ ] Semi-Annually   [ ] Annually

C. Option (check one):

   [ ] $______________ per transfer over____________ months/years.

   [ ] __________% per transfer over__________ months/years.

   [ ] Fixed Period over _________ months/years.

   [ ] Only Interest/Earnings over __________ months/years.

      (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                              Please Continue =>

FSB 243 Supp B (6-07)                  EliteDesigns 32-80134-03 2009/05/01 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):
---% AIM V.I. Capital Appreciation     ---% Rydex VT Inverse NASDAQ-100
---% AIM V.I. International Growth          Strategy
---% AIM V.I. Mid Cap Core Equity      ---% Rydex VT Inverse Russell 2000(R)
---% Direxion Dynamic VP HY Bond            Strategy
---% Dreyfus VIF International Value   ---% Rydex VT Inverse S&P 500
---% Federated Fund for U.S.                Strategy
     Government Securities II          ---% Rydex VT Japan 2x Strategy
---% Federated High Income Bond II     ---% Rydex VT Leisure
---% Fidelity(R) VIP Contrafund(R)     ---% Rydex VT Managed Futures
---% Fidelity(R) VIP Growth                 Strategy
     Opportunities                     ---% Rydex VT Mid-Cap 1.5x Strategy
---% Fidelity(R) VIP Index 500         ---% Rydex VT Multi-Cap Core Equity
---% Fidelity(R) VIP Investment        ---% Rydex VT Multi-Hedge Strategies
     Grade Bond                        ---% Rydex VT NASDAQ-100
---% Franklin Small-Mid Cap            ---% Rydex VT NASDAQ-100
     Growth Securities                      2x Strategy
---% Neuberger Berman                  ---% Rydex VT Nova
     AMT Guardian                      ---% Rydex VT Precious Metals
---% Neuberger Berman                  ---% Rydex VT Real Estate
     AMT Partners                      ---% Rydex VT Retailing
---% Oppenheimer Main Street           ---% Rydex VT Russell 2000(R)
     Small Cap Fund(R)/VA                   1.5x Strategy
---% PIMCO VIT Global Bond             ---% Rydex VT Russell 2000(R)
     (Unhedged)                             2x Strategy
---% PIMCO VIT High Yield              ---% Rydex VT S&P 500 2x Strategy
---% PIMCO VIT Low Duration            ---% Rydex VT S&P 500 Pure Growth
---% PIMCO VIT Real Return             ---% Rydex VT S&P 500 Pure Value
---% PIMCO VIT Total Return            ---% Rydex VT S&P MidCap 400
---% RVT CLS AdvisorOne Amerigo             Pure Growth
---% RVT CLS AdvisorOne Berolina       ---% Rydex VT S&P MidCap 400
---% RVT CLS AdvisorOne Clermont            Pure Value
---% Rydex VT All-Cap Opportunity      ---% Rydex VT S&P SmallCap 600
---% Rydex VT Alternative Strategies        Pure Growth
     Allocation                        ---% Rydex VT S&P SmallCap 600
---% Rydex VT Banking                       Pure Value
---% Rydex VT Basic Materials          ---% Rydex VT Strengthening Dollar 2x
---% Rydex VT Biotechnology                 Strategy
---% Rydex VT Commodities Strategy     ---% Rydex VT Technology
---% Rydex VT Consumer Products        ---% Rydex VT Telecommunications
---% Rydex VT Dow 2x Strategy          ---% Rydex VT Transportation
---% Rydex VT Electronics              ---% Rydex VT U.S. Government Money
---% Rydex VT Energy                        Market
---% Rydex VT Energy Services          ---% Rydex VT Utilities
---% Rydex VT EP Aggressive            ---% Rydex VT Weakening Dollar
---% Rydex VT EP Conservative               2x Strategy
---% Rydex VT EP Moderate              ---% SBL All Cap Value
---% Rydex VT Europe 1.25x Strategy    ---% SBL Global
---% Rydex VT Financial Services       ---% SBL Large Cap Value
---% Rydex VT Government Long Bond     ---% SBL Mid Cap Growth
     1.2x Strategy                     ---% SBL Mid Cap Value
---% Rydex VT Health Care              ---% SBL Small Cap Value
---% Rydex VT International            ---% Templeton Developing Markets
     Opportunity                            Securities
---% Rydex VT Internet                 ---% Templeton Foreign Securities
---% Rydex VT Inverse Dow              ---% Van Kampen LIT Government
     2x Strategy                       ---% Wells Fargo Advantage
---% Rydex VT Inverse Government            Opportunity VT
     Long Bond Strategy                     MUST TOTAL 100%
---% Rydex VT Inverse Mid-Cap
     Strategy

TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100---%):
---% AIM V.I. Capital Appreciation     ---% Rydex VT Inverse NASDAQ-100
---% AIM V.I. International Growth          Strategy
---% AIM V.I. Mid Cap Core Equity      ---% Rydex VT Inverse Russell 2000(R)
---% Direxion Dynamic VP HY Bond            Strategy
---% Dreyfus VIF International Value   ---% Rydex VT Inverse S&P 500
---% Federated Fund for U.S.                Strategy
     Government Securities II          ---% Rydex VT Japan 2x Strategy
---% Federated High Income Bond II     ---% Rydex VT Leisure
---% Fidelity(R) VIP Contrafund(R)     ---% Rydex VT Managed Futures
---% Fidelity(R) VIP Growth                 Strategy
     Opportunities                     ---% Rydex VT Mid-Cap 1.5x Strategy
---% Fidelity(R) VIP Index 500         ---% Rydex VT Multi-Cap Core Equity
---% Fidelity(R) VIP Investment        ---% Rydex VT Multi-Hedge Strategies
     Grade Bond                        ---% Rydex VT NASDAQ-100
---% Franklin Small-Mid Cap            ---% Rydex VT NASDAQ-100
     Growth Securities                      2x Strategy
---% Neuberger Berman                  ---% Rydex VT Nova
     AMT Guardian                      ---% Rydex VT Precious Metals
---% Neuberger Berman                  ---% Rydex VT Real Estate
     AMT Partners                      ---% Rydex VT Retailing
---% Oppenheimer Main Street           ---% Rydex VT Russell 2000(R)
     Small Cap Fund(R)/VA                   1.5x Strategy
---% PIMCO VIT Global Bond             ---% Rydex VT Russell 2000(R)
     (Unhedged)                             2x Strategy
---% PIMCO VIT High Yield              ---% Rydex VT S&P 500 2x Strategy
---% PIMCO VIT Low Duration            ---% Rydex VT S&P 500 Pure Growth
---% PIMCO VIT Real Return             ---% Rydex VT S&P 500 Pure Value
---% PIMCO VIT Total Return            ---% Rydex VT S&P MidCap 400
---% RVT CLS AdvisorOne Amerigo             Pure Growth
---% RVT CLS AdvisorOne Berolina       ---% Rydex VT S&P MidCap 400
---% RVT CLS AdvisorOne Clermont            Pure Value
---% Rydex VT All-Cap Opportunity      ---% Rydex VT S&P SmallCap 600
---% Rydex VT Alternative Strategies        Pure Growth
     Allocation                        ---% Rydex VT S&P SmallCap 600
---% Rydex VT Banking                       Pure Value
---% Rydex VT Basic Materials          ---% Rydex VT Strengthening Dollar 2x
---% Rydex VT Biotechnology                 Strategy
---% Rydex VT Commodities Strategy     ---% Rydex VT Technology
---% Rydex VT Consumer Products        ---% Rydex VT Telecommunications
---% Rydex VT Dow 2x Strategy          ---% Rydex VT Transportation
---% Rydex VT Electronics              ---% Rydex VT U.S. Government Money
---% Rydex VT Energy                        Market
---% Rydex VT Energy Services          ---% Rydex VT Utilities
---% Rydex VT EP Aggressive            ---% Rydex VT Weakening Dollar
---% Rydex VT EP Conservative               2x Strategy
---% Rydex VT EP Moderate              ---% SBL All Cap Value
---% Rydex VT Europe 1.25x Strategy    ---% SBL Global
---% Rydex VT Financial Services       ---% SBL Large Cap Value
---% Rydex VT Government Long Bond     ---% SBL Mid Cap Growth
     1.2x Strategy                     ---% SBL Mid Cap Value
---% Rydex VT Health Care              ---% SBL Small Cap Value
---% Rydex VT International            ---% Templeton Developing Markets
     Opportunity                            Securities
---% Rydex VT Internet                 ---% Templeton Foreign Securities
---% Rydex VT Inverse Dow              ---% Van Kampen LIT Government
     2x Strategy                       ---% Wells Fargo Advantage
---% Rydex VT Inverse Government            Opportunity VT
     Long Bond Strategy                MUST TOTAL 100%
---% Rydex VT Inverse Mid-Cap
     Strategy
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
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________    x____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 243 Supp B (6-07)                  EliteDesigns 32-80134-03 2009/05/01 (2/2)